UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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NOVAGOLD RESOURCES INC.

(Name of Registrant as Specified In Its Charter)

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The following are social media posts shared by NOVAGOLD Resources Inc. (“NOVAGOLD”) on its LinkedIn, Facebook and X accounts regarding its 2026 third quarter results, first displayed on October 15, 2026:

NOVAGOLD Social Content

Wednesday, October 14

LinkedIn

NOVAGOLD Files Its Third Quarter 2026 Report — Unlocking Donlin Gold’s Path to Development

NOVAGOLD has filed its Q3 2026 report, highlighting major milestones that strengthen the Company’s position as a leading U.S. gold development company.

Key updates include:

Donlin Gold transaction — NOVAGOLD and Paulson entered into definitive agreements on July 21, 2026, pursuant to which NOVAGOLD would acquire Paulson’s 40% interest in Donlin Gold in an all share-transaction that is expected to close by year-end and create a consolidated, streamlined structure.

Financial Advisors selected — Donlin Gold has appointed Endeavour Financial and Macquarie Capital to provide financial advisory services and support project and infrastructure financing.

Robust treasury — ~$343.4M in cash and term deposits at quarter-end, a strong financial position to advance the Donlin Gold project.

BFS progress — Engineering integration led by Fluor continues on schedule for completion in 2027, with extensive geotechnical, FEED, and EPCM work underway.

Community & permitting momentum — Over 25 community visits year-to-date and 150 engagements with government representatives, agencies, and candidates, continued environmental stewardship, and advancement of dam safety and SEIS processes.

With large scale, high grade, and strong exploration potential, Donlin Gold remains one of the most significant gold development opportunities in the United States.

Full Q3 news release available at novagold.com.

#NOVAGOLD #DonlinGold #Gold #Mining #Alaska #Sustainability #ResourceDevelopment #CapitalMarkets

Facebook

NOVAGOLD Files Its Third Quarter 2026 Report

NOVAGOLD has filed its Q3 2026 report, highlighting important progress at the Donlin Gold project in Alaska.

Here’s what’s new:

Donlin Gold transaction — NOVAGOLD and Paulson entered into definitive agreements on July 21, 2026, pursuant to which NOVAGOLD would acquire Paulson’s 40% interest in Donlin Gold in an all share transaction that is expected to close by year-end and create a consolidated, streamlined structure.

Financial Advisors selected — Donlin Gold has appointed Endeavour Financial and Macquarie Capital to provide financial advisory services and support project and infrastructure financing.

Robust treasury — ~$343.4M in cash and term deposits at quarter-end, a strong financial position to advance the Donlin Gold project.

BFS progress — Engineering integration led by Fluor continues on schedule for completion in 2027, with extensive geotechnical, FEED, and EPCM work underway.

Community & permitting momentum — Over 25 community visits year-to-date and 150 engagements with government representatives, agencies, and candidates, continued environmental stewardship, and advancement of dam safety and SEIS processes.

With large scale, high grade, and strong exploration potential, Donlin Gold remains one of the most significant gold development opportunities in the United States.

Read the news release at novagold.com.

#NOVAGOLD #DonlinGold #Alaska #Mining #Gold #Community #Sustainability

X

NOVAGOLD has filed its Q3 2026 Report

Highlights:

Moving toward 100% ownership of Donlin Gold

Endeavour Financial & Macquarie Capital appointed as financial advisors

BFS progressing on schedule for completion in 2027

Robust treasury: ~$343.4M in cash and term deposits

Continued community engagement & environmental stewardship

Donlin Gold remains one of the most significant gold development opportunities in the U.S.

#NOVAGOLD #DonlinGold #Mining #Gold #Alaska

Cautionary Note Regarding Forward-Looking Statements

This communication includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are frequently, but not always, identified by words such as “expects”, “continue”, “ongoing”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding the expected outcomes of the transactions contemplated by the Arrangement Agreement, Master Implementation Agreement, Investor Rights Agreement and Contribution Agreement (collectively, the “Transactions”); the ability of NOVAGOLD, NovaGold Corporation (“New NovaGold”) and Paulson Advisers LLC and its affiliates (“Paulson”) to complete the Transactions on the terms described herein, or at all, including receipt of required regulatory approvals, shareholder approvals, court approvals, stock exchange approvals and satisfaction of other customary closing conditions; the expected synergies related to the Transactions in respect of strategy, operations and other matters; projections related to expansion; and the impact of the Transactions on New NovaGold and its stakeholders. Forward-looking statements contained herein are based on a number of material assumptions, including, but not limited to, the following, which could prove to be inaccurate: the expected outcomes of the Transactions; the ability of NOVAGOLD, New NovaGold and Paulson to complete the Transactions on the terms described herein, or at all, including receipt of required regulatory approvals, shareholder approvals, court approvals, stock exchange approvals and satisfaction of other customary closing conditions; the expected synergies related to the Transactions in respect of strategy, operations and other matters; projections related to expansion; our ability to achieve production at Donlin Gold; the cost estimates and assumptions contained in the 2025 Technical Report and the 2025 Technical Report Summary; anticipated timing of updated reports and/or studies including the Donlin Gold BFS and draft SEIS; repayment of the Barrick Mining Corporation promissory note and the timing thereof; sufficiency of working capital; future capital raising activities and potential sources of funding; estimated metal pricing, metallurgy, mineability, marketability and operating and capital costs, together with other assumptions underlying our resource and reserve estimates; our expected ability to develop adequate infrastructure and that the cost of doing so will be reasonable; assumptions that all necessary permits and governmental approvals will be obtained and the timing of such approvals; assumptions made in the interpretation of drill results, the geology, grade and continuity of our mineral deposits; our expectations regarding demand for equipment, skilled labor and services needed for exploration and development of mineral properties; and operating or regulatory risks. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of NOVAGOLD considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results, activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. Forward-looking statements are not historical facts but instead represent the expectations of NOVAGOLD management’s estimates and projections regarding future events or circumstances on the date the statements are made. Important factors that could cause actual results to differ materially from expectations include the need to obtain additional permits and governmental approvals; the timing and likelihood of obtaining and maintaining permits necessary to construct and operate; the need for additional financing to complete an updated feasibility study and to explore and develop properties; availability of financing in the debt and capital markets; disease pandemics; uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; changes in mineral production performance, exploitation and exploration successes; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between the owners of Donlin Gold to advance the project; the need for cooperation of government agencies and Native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether or when a positive construction decision will be made regarding the Donlin Gold project; and other risks and uncertainties disclosed in NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports and other documents filed by NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting NOVAGOLD’s website at www.novagold.com, or the SEC website at www.sec.gov, or on SEDAR+ at www.sedarplus.ca. The forward-looking statements contained herein reflect the beliefs, opinions and projections of NOVAGOLD on the date the statements are made. NOVAGOLD assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

Important Information and Where to Find It

In connection with the proposed Transactions, NOVAGOLD has filed relevant materials with the SEC and applicable Canadian securities regulators, including, among other filings, a management information circular and definitive proxy statement on Schedule 14A on October 5, 2026. The management information circular and proxy statement was first mailed or otherwise disseminated to shareholders of NOVAGOLD seeking their approval of the Transactions-related proposals on or about October 5, 2026. INVESTORS AND SHAREHOLDERS OF NOVAGOLD ARE URGED TO READ THE MANAGEMENT INFORMATION CIRCULAR AND DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED WITH THE SEC AND APPLICABLE CANADIAN SECURITIES REGULATORS IN CONNECTION WITH THE TRANSACTIONS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS, THE PARTIES TO THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and shareholders may obtain free copies of the management information circular and proxy statement and other documents filed by NOVAGOLD with the SEC at http://www.sec.gov, the SEC’s website, under NOVAGOLD’s profile on SEDAR+ at www.sedarplus.ca, or from NOVAGOLD’s website https://novagold.com/investors/why-invest/.